UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            COLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
            (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:


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     This filing may contain "forward looking statements" as defined in the
Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those which are anticipated. Such risks and uncertainties include, but are not limited to, risks that the merger will not be completed; risks that regulatory or stockholder approval may not be obtained; legislative or regulatory developments that could have the effect of delaying or preventing the merger; uncertainty as to the timing of obtaining regulatory approvals; fluctuations in exchange rates; economic and weather factors affecting consumer spending; the ability to successfully introduce and market new products; the ability to effectively integrate recently acquired businesses; the ability to successfully launch initiatives to increase sales and reduce costs; the availability of correction alternatives to prescription eyeglasses; risks associated with potential adverse consequences of last year's restatement of Cole National's financial statements, including those resulting from litigation or government investigations; restrictions or curtailment of Cole National's credit facility and other credit situations; costs and other effects associated with the California litigation; the expiration, amendment or renewal of Cole National's agreement with Target Corporation; the seasonality of Cole National's business, including the results of Things Remembered, which is highly dependent on the fourth quarter holiday season; Cole National's relationships with host stores and franchisees; and other political, economic and technological factors and other risks referred to in the respective companies' filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and neither Luxottica nor Cole National assumes any obligation to update them.

     Cole National has filed a preliminary proxy statement and will file a definitive proxy statement and other relevant documents concerning the proposed merger with the Securities and Exchange Commission. Its stockholders are urged to read the definitive proxy statement when it becomes available, because it will contain important information. Stockholders may obtain, free of charge, a copy of the definitive proxy statement (when it is available) and other documents filed by Cole National with the Securities and Exchange Commission at the Securities and Exchange Commission's website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by Cole National will be available free of charge from the company.

     Cole National and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Cole National in favor of the proposed transaction. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the Securities and Exchange Commission.


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The following is a press release issued by Cole National on March 2, 2004:


[COLE NATIONAL LOGO]                                          PRESS RELEASE

                                                           FOR IMMEDIATE RELEASE


1925 Enterprise Parkway                             Listed on New York Exchange
Twinsburg, Ohio 44087                               Symbol "CNJ"
(330) 486-3100                                      Contact: Joseph Gaglioti


                    COLE NATIONAL CORPORATION SETS APRIL 20TH
                  FOR SPECIAL MEETING OF STOCKHOLDERS TO VOTE
                       ON MERGER AGREEMENT WITH LUXOTTICA


     CLEVELAND, OHIO, MARCH 2, 2004 - Cole National Corporation (NYSE: CNJ) today announced that it has scheduled a special meeting of stockholders for April 20, 2004 to consider and vote on the approval of the merger agreement with Luxottica Group S.p.A. As previously announced on January 26, 2004, Cole National and Luxottica have entered into a merger agreement pursuant to which Cole National would become a subsidiary of Luxottica, and Cole National stockholders would receive $22.50 in cash for each of their shares. Stockholders of record of Cole National as of March 12, 2004 will be entitled to vote on the transaction. Cole National plans to mail definitive proxy material to its stockholders relating to the Special Meeting on or about March 17, 2004.

     The merger is subject to approval by the holders of a majority of the outstanding shares of Cole National common stock and the satisfaction of other customary conditions, including compliance with applicable antitrust clearance requirements. On February 27, 2004, Cole National and Luxottica filed pre-merger notifications with the U.S. antitrust authorities pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The merger is expected to close in the second half of 2004.

ABOUT COLE NATIONAL
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     Cole National Corporation's vision business, together with Pearle franchisees, has 2,197 locations in the U.S., Canada, Puerto Rico and the Virgin Islands and includes Cole Managed Vision, one of the largest managed vision care benefit providers with multiple

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provider panels and nearly 20,000 practitioners. Cole's personalized gift business, Things Remembered, serves customers through 728 locations nationwide, catalogs, and the Internet at www.thingsremembered.com. Cole also has a 21% interest in Pearle Europe, which has 1,480 optical stores in Austria, Belgium, Denmark, Estonia, Finland, Germany, Italy, Kuwait, Norway, the Netherlands, Poland, Portugal, Russia and Sweden.

     Cole National filed a preliminary proxy statement containing information about the proposed merger with the United States Securities and Exchange Commission (the "SEC") on February 20, 2004. Its stockholders are urged to read the definitive proxy statement when it becomes available, because it will contain important information. Stockholders may obtain, free of charge, a copy of the definitive proxy statement (when it is available) and other documents filed by Cole National with the SEC at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Cole National will be available free of charge from the company.

     Cole National and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Cole National in favor of the proposed transaction. Information concerning the participants in the proxy solicitation is set forth in the preliminary proxy statement as filed with the SEC.

SAFE HARBOR STATEMENT

     Certain statements in this press release may constitute "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those which are anticipated. Such risks and uncertainties include, but are not limited to, risks that the merger will not be completed, risks that regulatory or stockholder approval may not be obtained, legislative or regulatory developments that could have the effect of delaying or preventing the merger, uncertainty as to the timing of obtaining regulatory approvals, as well as other risks referred to in Cole National's filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and Cole National assumes no obligation to update them.


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